Identified Intangible Assets - Schedule of Estimated Amortization Expense for Identified Intangible Assets (Detail) (Other intangible assets [Member], USD $) In Millions, unless otherwise specified	Dec. 31, 2013
Other intangible assets [Member]
Schedule Of Estimated Future Amortization Expense [Line Items]
2014	$ 157
2015	136
2016	131
2017	117
2018	$ 96